SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934
(Amendment No.     )

Check the appropriate box:
[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d) (2) )
[X ]	Definitive Information Statement

VALIC COMPANY I
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:
____________________________________________________
	2)	Aggregate number of securities to which transaction applies:
____________________________________________________
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_____________________________________________________
	4)	Proposed maximum aggregate value of transaction:
_____________________________________________________
	5)	Total fee paid:
______________________________________________________
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
________________________________________________________
	2)	Form, Schedule or Registration Statement No.:
________________________________________________________
	3)	Filing Party:
________________________________________________________
	4)	Date Filed:
________________________________________________________

VALIC Company I

INTERNATIONAL GROWTH I FUND

2929 Allen Parkway
Houston, Texas 77019

July 1, 2005

Dear Participant:

             The enclosed Information Statement details the recent addition of two sub-advisers to the International Growth I Fund (the "Fund") of VALIC Company I. On April 26, 2004, the Board of Directors approved the addition of A I M Capital Management, Inc. ("AIM") and Massachusetts Financial Services Company ("MFS") as investment sub-advisers for the Fund. AIM and MFS began to serve as sub-advisers effective June 20, 2005.

The addition of two sub-advisers to the Fund did not result in a change in the Fund's investment objective, principal investment strategy as stated in the VALIC Company I prospectus, the advisory fees or total expenses payable by the Fund.

             As a matter of regulatory compliance, we are sending you this Information Statement, which describes the management structure of the Fund, the ownership of AIM and MFS and the terms of the investment sub-advisory agreement with AIM and MFS, which the Directors, including the Independent Directors, have approved.

             This document is for your information only and you are not required to take any action. Should you have any questions on the enclosed Information Statement, please feel free to call VALIC Client Services at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,

SRC="Image1.gif" WIDTH=262 HEIGHT=41>Evelyn Curran
President
VALIC Company I

VALIC Company I

INTERNATIONAL gROWTH I FUND

2929 Allen Parkway

Houston, Texas 77019

INFORMATION STATEMENT

Introduction

This Information Statement is being provided to the shareholders of the International Growth I Fund (the "Fund") of VALIC Company I ("VC I") in lieu of a proxy statement. The sole sub-adviser (portfolio manager) for the Fund from inception (October 1, 2000) through June 17, 2005 was American Century Global Investment Management, LLC ("American Century") or its predecessor, American Century Investment Management, Inc.

Based on its review and consideration of the performance of the Fund since its inception, The Variable Annuity Life Insurance Company ("VALIC" or the "Adviser"), the adviser to VC I, recommended to the Fund's Board of Directors (the "Board") that A I M Capital Management, Inc. ("AIM") and Massachusetts Financial Services Company ("MFS") should join American Century as sub-advisers to the Fund. The Board, including a majority of the directors who are not interested persons ("Independent Directors"), as defined by the Investment Company Act of 1940, as amended, (the "1940 Act"), approved at a meeting held on April 26, 2005, the addition of AIM and MFS as sub-advisers to the Fund. The Board also approved a new Investment Sub-Advisory Agreement for the Fund, between VALIC and AIM (the "AIM Sub-Advisory Agreement") and between VALIC and MFS (the "MFS Sub-Advisory Agreement"). The MFS Sub-Advisory Agreement and AIM Sub-Advisory Agreement are collectively referred to as the "Sub-Advisory Agreements."

The Sub-Advisory Agreements are the same in all material respects to the Investment Sub-Advisory Agreement between VALIC and American Century (the "American Century Sub-Advisory Agreement"), except for the name of the sub-adviser, the effective date, the sub-advisory fees and the term of the agreements. The Fund's advisory fee and total annual operating expenses have not changed as a result of the sub-adviser additions.

As of June 20, 2005, AIM and MFS each managed approximately 25% of the assets of the Fund and American Century managed 50% of the assets of the Fund.

VC I has received an exemptive order from the Securities and Exchange Commission ("SEC") which allows VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without obtaining shareholder approval of the change. The Board, including a majority of the Independent Directors, must first approve each sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial to shareholders. Based on this exemptive order, the Fund will provide information to shareholders about the new sub-adviser and its agreement within 90 days of such a change. This information statement is being provided to you to satisfy this requirement. This statement is being mailed on or about July 1, 2005, to all participants in an annuity contract ("Contract") or employer-sponsored retirement plan ("Plan") who were invested in the Fund as a variable investment option as of the close of business on June 17, 2005 (the "Record Date").

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

The Adviser and its Responsibilities

VALIC is an investment adviser registered with the SEC. VALIC is located at 2929 Allen Parkway, Houston, Texas 77019. VALIC oversees the day-to-day operations of the Fund. VALIC employs sub-advisers who make investment decisions for the Fund. Each sub-adviser makes investment decisions for the Fund according to the Fund's investment objective and restrictions. Subject to the oversight of VALIC, each sub-adviser evaluates pertinent economic, statistical, financial and other data in order to determine the optimal portfolio holdings with respect to the portion of the Fund's assets that it manages to meet a Fund's objectives and the applicable performance benchmark.

As the Adviser to the Fund, VALIC monitors the sub-advisers and compares the Fund's performance with relevant market indices and peer groups. VALIC watches for corporate actions and examines each sub-adviser's compliance with VALIC and fund policies. VALIC regularly provides written reports to the Board describing the results of its evaluation and oversight functions. VALIC recommended AIM and MFS after conducting research and performing qualitative and quantitative analysis of other candidate firms and their organizational structure, investment processes and styles and long-term performance record.

Under the Investment Advisory Agreement between VALIC and VC I, on behalf of the Fund, the annual advisory fee payable to VALIC by the Fund for the fiscal year ended May 31, 2004 was 1.00% of average daily net assets or $3,812,799.

The Sub-Advisory Agreements

Pursuant to their respective Sub-Advisory Agreements, AIM and MFS have agreed to provide an investment program for the Fund and be responsible for the investment and reinvestment of a portion of the Fund's assets. AIM and MFS will select securities for the Fund, subject to VALIC's oversight. AIM and MFS may place trades through brokers of their choosing and will take into consideration the quality of the brokers' services and execution. For these services, VALIC pays AIM and MFS a sub-advisory fee, based on the average daily net assets of the Fund managed by the respective sub-adviser, consisting of a monthly fee computed at the annual rate of: 0.525% on the first $250 million; 0.50% on the next $250 million; and 0.475% over $500 million.

For the fiscal year ended May 31, 2004, VALIC paid American Century $2,347,040 in sub-advisory fees, or 0.62% of average daily net assets. The advisory fees retained by VALIC for the period, with respect to the Fund, were 0.38%, or $1,465,759.

If AIM and MFS had served as sub-advisers to the Fund and both had managed 25% of the Fund's assets for the fiscal year ended May 31, 2004, VALIC would have paid AIM and MFS an aggregate of $1,000,860 in sub-advisory fees, or 0.525% of average daily net assets. Likewise, if American Century had managed the remaining 50% of the Fund's assets for the fiscal year ended May 31, 2004, VALIC would have paid American Century $1,239,160 in sub-advisory fees, or 0.65% of average daily net assets based on American Century's sub-advisory fee rate which contains breakpoints. Under this assumption, VALIC would have paid the three sub-advisers an aggregate of $2,240,020 in sub-advisory fees for the fiscal year ended May 31, 2004, or $107,020 (or 4.56%) less than what VALIC had actually paid American Century during the period.

Each Sub-Advisory Agreement provides that the sub-adviser shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under their respective Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties. The Sub-Advisory Agreements provide for automatic termination unless at least annually, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii) the Independent Directors. The Sub-Advisory Agreements terminate automatically upon their assignment and are terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, upon 30 to 60 days' written notice. The Sub-Advisory Agreements are attached to this information statement as Exhibits A and B.

Effective Dates: The Sub-Advisory Agreements were approved by the Board, including a majority of the Independent Directors, on April 26, 2005. The effective date of the Sub-Advisory Agreements was June 20, 2005. Each Sub-Advisory Agreement will be reviewed again in 2006.

Board Considerations

The Board received materials relating to its consideration of the Sub-Advisory Agreements, including: (1) fees and expense ratios of the International Growth I Fund, compared to such fees and expenses of a peer group of funds with similar investment objectives ("Peer Group"), as selected by an independent third-party provider of investment company data; (2) investment performance of the Fund compared to performance of funds in its Peer Group and against its benchmarks; (3) the nature and quality of services provided by VALIC and the sub-advisers; (4) the costs of services and the benefits derived by VALIC and the sub-advisers; (5) the terms of the Sub-Advisory Agreements; (6) whether the Fund will benefit from possible economies of scale; and (7) information regarding VALIC's and the sub-advisers' compliance history. The matters discussed below were considered separately by the Independent Directors in an executive session during which experienced counsel that is independent of VALIC provided guidance to the Independent Directors.

Nature, Extent and Quality of Services. The Board considered the nature, quality and extent of services to be provided by the sub-advisers. The Board considered that VALIC is responsible for the management of the affairs of VC I, including but not limited to, general supervision of and coordination of the services provided by the sub-advisers.

The Board noted that the sub-advisers would be responsible for providing investment management services, including investment research, advice and supervision, and determining which securities shall be purchased or sold by the Fund. The sub-advisers engaged by VALIC will use a variety of investment techniques and methods of investment analysis. The Board considered each sub-adviser's history, size, and investment experience. The Board was informed that in management's judgment, each of the sub-advisers has the size and resources to attract and retain highly qualified investment professionals.

The Board noted that a contributing factor for the addition of AIM and MFS as sub-advisers was the objective of improving performance, managing style consistency and controlling portfolio risk. Management presented statistical analyses that show that the addition of AIM and MFS would likely reduce portfolio risk while increasing portfolio returns and represented that this was primarily due to the sub-advisers' differing investment styles. The Board reviewed the qualifications, background and responsibilities of each of the sub-adviser's staff who would be responsible for providing investment management services to the Fund, including portfolio managers and research analysts.

The Board concluded that it was satisfied with the nature, quality and extent of the services provided by or to be provided by the sub-advisers and that there was a reasonable basis on which to conclude that each would provide a high quality of investment management services to the Fund.

Fees and Expenses. The Board received and reviewed information regarding the Fund's fees and expense ratios of the Funds compared against such fees and expense ratios of other similar funds in its category as tracked by an independent third-party provider of investment company data. It was noted that VALIC negotiates the sub-advisory fees separately with each sub-adviser, and the sub-advisory fees charged by each sub-adviser for managing an asset category may vary widely between different clients for various reasons including market pricing demands, existing relationships and individual client needs.

The Board noted that VALIC was proposing that AIM and MFS would each manage one-quarter of the Fund's assets, with American Century managing the remaining half of the Fund's assets. The Board considered that the Fund's total expense ratio was slightly above the median expense ratio in its Peer Group. The sub-advisory fee rates for AIM and MFS are below American Century's sub-advisory fee rate and are slightly above the median for the Fund's Peer Group. As a result of the addition of AIM and MFS, the aggregate sub-advisory fee rate payable by VALIC will decrease and VALIC will retain a greater percentage of its advisory fee. However, the Fund's advisory fee and total expenses will not change as a result of the sub-advisory fee rate decrease because such sub-advisory fees are paid directly by VALIC and not by the Fund. The additional portion of its advisory fees that VALIC retains as a result of the sub-advisory fee rate decrease will therefore have no effect on the Fund's total expenses.

The Board also noted that VALIC reviews a number of factors in determining appropriate fee levels for the Fund as well as the fee VALIC will pay each sub-adviser. Such factors include a review of (1) style class peers within the variable annuity universe; (2) key competitor analysis; (3) clone fund analysis; (4) product suitability; and (5) special considerations such as competitor sub-account characteristics, uniqueness of the product and prestige of the manager.

On the basis of the information considered, the Board concluded that the sub-advisory fee rates were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

Investment Performance. The Board received and reviewed information regarding the Fund's investment performance, compared against the performance of its benchmark and other funds in its Peer Group. With respect to performance comparisons prepared by an independent third party provider of investment company data, it was noted that the Fund has underperformed its benchmark (Morgan Stanley Capital International - Europe Australasia Far East Index ["MSCI EAFE"]) and other funds in its Peer Group for the one-, three- and five-year periods. The Board also considered the performance of the sub-advisers' funds which are managed with a similar investment objective and investment strategy and noted that those funds outperformed their Peer Groups for the one and three-year periods. Further, it was noted that the AIM International Growth Fund outperformed the MSCI EAFE for the year to date and the three-year period ended March 31, 2005 and that the MFS International Equity Portfolio outperformed the MSCI EAFE for the year to date, one-, three- and five-year periods ended March 31, 2005. The Board noted that the addition of AIM and MFS as the Fund's sub-advisers is intended to address concerns about the Fund's underperformance.

Profitability and Economies of Scale. In considering the profitability to each sub-adviser of its relationship with the Fund, the Directors noted that the fees under the Sub-Advisory Agreements are paid by VALIC out of the advisory fees that VALIC receives under the Investment Advisory Agreement. The Directors also relied on the ability of VALIC to negotiate the Sub-Advisory Agreements and the fees thereunder at arm's length. For each of the above reasons, the profitability to the sub-adviser from its relationship with the Fund were not material factors in the Directors deliberations. For similar reasons, the Directors did not consider the potential economies of scale in the sub-adviser's management of the Fund to be a material factor in their consideration at such time.

Terms of Sub-Advisory Agreements. The Board reviewed the terms of the Sub-Advisory Agreements including the duties and responsibilities undertaken by the sub-advisers as discussed above. The Board also reviewed the terms of payment for services rendered by the sub-advisers and noted that VALIC compensates the sub-advisers out of the fees it receives from the Fund. The Board noted that each Sub-Advisory Agreement provides that the sub-adviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Sub-Advisory Agreements.

Compliance. The Board reviewed each sub-adviser's compliance personnel, regulatory history, including information whether any were involved in any regulatory actions or investigations. In addition, the Board reviewed information concerning each sub-adviser's compliance staff who would be responsible for providing compliance functions on behalf of the Fund.

Conclusions. In reaching its decision to recommend the approval of the Sub-Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Director contributes different weight and various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that each sub-adviser possess the capability and resources to perform the duties required of it under their respective Sub-Advisory Agreement.

Based upon its review of the Sub-Advisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Directors, concluded that (1) the terms of the Sub-Advisory Agreements are reasonable, fair and in the best interest of the Fund and its shareholders, and (2) the sub-advisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

Information about AIM

AIM is an indirect wholly-owned subsidiary of AMVESCAP PLC, an international investment management company based in London, with money managers located in Europe, North and South America, and the Far East. AIM is a direct wholly-owned subsidiary of AIM Management Group, Inc. As of March 31, 2005, AIM and its affiliates managed approximately $131 billion in assets.

AIM and AIM Management Group Inc.'s principal offices are located at 11 Greenway Plaza, Houston, Texas 77046. AMVESCAP's principal offices are located at 11 Devonshire Square, London, EC2M, 4YR, United Kingdom. The following chart lists the principal executive officer and the directors of AIM and their principal occupations. The business address of each officer and director is 11 Greenway Plaza, Houston, Texas 77046.

Name	Position with AIM And Principal Occupation	Position with Fund
Lisa A. Brinkley	Chief Compliance Officer and Vice President	None
J. Phillip Ferguson	Director, Chairman, Chief Executive Officer, Chief Investment Officer and President	None
Dawn M. Hawley	Vice President and Treasurer	None
Mark H. Williamson	Director	None

AIM is the investment adviser for another mutual fund that has an investment objective similar to the Fund. The name of the fund, together with information concerning its assets and the advisory fee rate paid to AIM for its services, are set forth below.

Fund Name	Assets as of 3/31/05	Advisory Fee Rate (as a % of net assets)
AIM International Growth Fund	$1,896,664,889	0.95% of the first $1 billion; and 0.90% in excess of $1 billion.

The advisory fee rate above is before waivers and/or reimbursements. AIM has agreed to voluntary waive a portion of its advisory fee with respect to the AIM International Growth Fund, such that after such waivers and/or reimbursements, its advisory fee rate is as follows: 0.935% of first $250 million; 0.91% of next $250 million; 0.885% of next $500 million; 0.86% of next $1.5 billion; 0.835% of next $2.5 billion; 0.81% of next $2.5 billion; 0.785% of next $2.5 billion; and 0.76% of amount over $10 billion.

Information about MFS

MFS is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of March 31, 2005, MFS had approximately $144.7 billion in assets under management.

The following chart lists the principal executive officer and the directors of MFS and their principal occupations. The business address of each officer and director is 500 Boylston Street, Boston, MA 02116.

Name	Position with MFS And Principal Occupation	Position with Fund
Robert C. Pozen	Director and Chairman	None
Robert J. Manning	Director, Chief Executive Officer, Chief Investment Officer and President	None
Martin E. Beaulieu	Director; Executive Vice President and Director of Global Distribution	None
Robin A. Stelmach	Director, Executive Vice President and Chief Operating Officer	None
C. James Prieur	Director; Officer of Sun Life Financial, Inc.	None
Donald A. Stewart	Director; Officer of Sun Life Financial, Inc.	None
James C. Baillie	Director; Of Counsel, Torys LLP	None
Ronald W. Osborne	Director, Corporate Director of Sun Life Financial Inc.	None
William K. O'Brien	Director; Officer of Enterasys Networks, Inc	None

MFS is the investment adviser for other mutual funds that have an investment objective similar to the Fund. The name of the fund, together with information concerning the fund's assets and the annual fees paid to MFS for its services, are set forth below. MFS did not waive or reimburse any portion of their advisory fees with respect to this portfolio.

Fund Name	Assets as of 3/31/05	Advisory Fee Rate (as a % of net assets)
MFS International Equity Portfolio	$956,983,240	0.75%

Information about American Century

American Century, located at The Chrysler Center, 666 Third Avenue, 23rd Floor, New York, New York 10017, will continue to manage a portion of the Fund. American Century is a privately held subsidiary of American Century Companies, Inc. As of April 30, 2005, American Century, along with its affiliated adviser American Century Investment Management, Inc., had approximately $96.3 billion in assets under management.

Other Service Agreements

VC I has service agreements with VALIC and AIG SunAmerica Asset Management Corp. ("SAAMCo") to provide transfer agency services as well as accounting and administrative services to the Fund. Transfer agent services also include shareholder servicing and dividend disbursements. For the fiscal year ended May 31, 2004, the Fund paid VALIC and SAAMCo $1,024 and $266,896, respectively, for transfer agency fees under such agreements and accounting and administrative fees. SAAMCo, the administrator, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

Additional Information about AIM and MFS

Neither AIM nor MFS is affiliated with VALIC. No Trustee of VC I has owned any securities, or has had any material interest in, or a material interest in a material transaction with AIM, MFS or their affiliates since the beginning of the Fund's most recent fiscal year.

ANNUAL REPORTS

Copies of the most recent Annual Report and Semi-Annual Report may be obtained without charge if you:

    write to:

VALIC Company I

2929 Allen Parkway

Houston, Texas 77019

    call (800) 448-2542

    access the Report through the Internet at www.aigvalic.com

SHAREHOLDER PROPOSALS

The Fund is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Nori L. Gabert, Esq., Vice President and Secretary of VALIC Company I, 2929 Allen Parkway, Houston, Texas 77019.

OWNERSHIP OF SHARES

As of the Record Date, there were 46,078,292 shares of the Fund outstanding. All shares of the Fund are owned by VALIC Separate Account A. To VALIC's knowledge, no person owns a Contract, Plan or interests therein for more than 5% of the outstanding shares of the Fund. The Directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the common stock of the Fund, as of the Record Date.

EXHIBIT A

AMENDMENT NO. 1

TO

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT (the "Amendment") is effective as of June 20, 2005 by and among THE VARIABLE ANNUITY LIFE INSURANCE COMPANY ("VALIC") and A I M Capital Management, Inc. (the "Sub-Adviser").

RECITALS

WHEREAS, VALIC and VALIC Company I ("VC I") (formerly North American Funds Variable Product Series I) entered into an Investment Advisory Agreement dated January 1, 2002, with respect to the Covered Funds reflected in Schedule A; and

WHEREAS, VALIC and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement dated December 20, 2004 (the "Agreement"), with respect to the VC I Covered Funds with the Sub-Adviser; and

WHEREAS, the parties wish to amend Schedule A to the Agreement to reflect the addition as a Covered Fund of the International Growth I Fund; and

NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree as follows:

1. Schedule A Amendment. Schedule A to the Agreement is hereby amended to reflect the addition of the new Covered Fund set forth below. The revised Schedule A is also attached hereto.

Covered Fund Fee

International Growth I Fund 0.525% on the first $250 million

0.50% on the next $250 million

0.475% over $500 million

Sub-Adviser shall manage a portion of the assets of the International Growth I Fund and shall be compensated on that portion as noted above.

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4. Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

THE VARIABLE ANNUITY LIFE A I M CAPITAL MANAGEMENT, INC.

INSURANCE COMPANY

By: /s/ EVELYN A. CURRAN By: /s/ BENJAMIN A. HOCK, JR.

Name: Evelyn A. Curran Name: Benjamin A. Hock, Jr.

Title: Senior Vice President Title: Managing Director

SCHEDULE A

Effective June 20, 2005

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by Sub-Adviser, and payable monthly:

Covered Fund Fee

International Growth I Fund	0.525% on the first $250 million 0.50% on the next $250 million 0.475% over $500 million
Large Capital Growth Fund	0.425% on first $250 million 0.375% on next $250 million 0.325% over $500 million

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made effective the 20th day of December, 2004, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as "VALIC," and A I M CAPITAL MANAGEMENT, INC., hereinafter referred to as the "SUB-ADVISER."

VALIC and the SUB-ADVISER recognize the following:

(a) VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").

(b) VALIC is engaged as the investment adviser of VALIC Company I ("VC I"), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c) VC I currently consists of twenty-four portfolios ("Funds"):

Asset Allocation Fund

Blue Chip Growth Fund

Capital Conservation Fund

Core Equity Fund

Government Securities Fund

Growth & Income Fund

Health Sciences Fund

Income & Growth Fund

Inflation Protected Fund

International Equities Fund

International Government Bond Fund

International Growth I Fund

Large Cap Growth Fund

Large Capital Growth Fund

Mid Cap Index Fund

Mid Capital Growth Fund

Money Market I Fund

Nasdaq-100® Index Fund

Science & Technology Fund

Small Cap Fund

Small Cap Index Fund

Social Awareness Fund

Stock Index Fund

Value Fund

In accordance with VC I's Articles of Incorporation (the "Articles"), new Funds may be added to VC I upon approval of VC I's Board of Directors without the approval of Fund shareholders. This Agreement will apply only to the Covered Fund(s) set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A ("Covered Fund(s)").

(d) The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e) VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

1. Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and VC I's Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state securities and tax laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), VC I's Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions and any applicable procedures adopted by VC I's Board of Directors and provided to the SUB-ADVISER in writing, shall:

(a) manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund's portfolio, and the formulation and implementation of investment programs.

(b) maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund's account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER's control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained for valuation purposes accurately reflect the prices on the SUB-ADVISER's portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility on a monthly basis (unless otherwise agreed upon by the parties hereto) and at such other times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions. Subject to approval by VC I's Board of Directors of appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

VALIC may direct the SUB-ADVISER to use a particular broker or dealer for one or more trades if, in the sole opinion of VALIC, it is in the best interest of the Covered Fund to do so. Any such direction shall be in writing and in a form satisfactory to SUB-ADVISER.

VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund's Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called "brokerage accounts") for and in the name of the Covered Fund(s) and to execute for the Covered Fund(s) as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund's Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I's Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)' investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund's securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I's Board of Directors such periodic and special reports as VALIC and VC I's Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the Board of Directors of VC I has authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC or VC I to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board of Directors of VC I.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable it to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered to the Custodian for VC I (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER's reasonable judgment such aggregation shall result in an overall economic benefit to the Covered Fund considering the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination of such economic benefit to the Covered Fund(s) by the SUB-ADVISER is subjective and represents the SUB-ADVISER's evaluation that the Covered Fund(s) is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER's duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC's expenses, except that VALIC shall in all events pay the compensation described in Section 2 of the Agreement. VALIC and SUB-ADVISER acknowledge that VC I will be ultimately responsible for all brokerage commissions, taxes, custodian fees and other transaction-related fees incurred on behalf of the Covered Fund(s).

The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets.

2. Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund's average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net asset value shall be determined by taking the mean average of all of the determinations of net asset value, made in the manner provided in VC I's Declaration, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than ten (10) business days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

3. Scope of the SUB-ADVISER's Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC.

4. Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a) The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b) The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c) The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5. Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I's directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I's Board of Directors or a majority of that Covered Fund's outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I's Board of Directors or by vote of a majority of that Covered Fund's outstanding voting securities on not more than 60 days' nor less than 30 days' written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days' nor less than 30 days' written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

6. Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or the Covered Fund(s) with respect to them.

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund's property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

VALIC has herewith furnished the SUB-ADVISER copies of VC I's Prospectus, Statement of Additional Information, Articles and Bylaws, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I's Board of Directors, as currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the Covered Fund in writing signed or sent by any of the persons whose names, addresses and specimen signatures will be provided by VALIC from time to time. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority, notwithstanding that it shall subsequently be shown that the same was not given or signed or sent by an authorized person.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder.

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Investment Sub-Advisory Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund to the extent that such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC.

7. Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

8. Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

9. Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage repaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:

Attn: Nori L. Gabert, Esq.

2929 Allen Parkway

Houston, Texas 77019

Tel: (713) 831-5165

Fax: (713) 831-2258

If to SUB-ADVISER:

AIM Legal Department

A I M Capital Management, Inc.

11 Greenway Plaza, Suite 100

Houston, TX 77046

ATTN: Jim Coppedge, Associate General Counsel

Tel: (713) 214-7264

Fax: (713) 993-9185

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By: /s/ MARY L. CAVANAUGH

Name: Mary L. Cavanaugh

Title: Executive Vice President

ATTEST:

Attest: /s/ MARK MATTHES

Name: Mark Matthes

Title: Associate Counsel

A I M CAPITAL MANAGEMENT, INC.

By: /s/ BENJAMIN A. HOCK, JR.

Name: Benjamin A. Hock, Jr.

Title: Senior Investments Officer, Managing Director

ATTEST:

Attest: /s/ LISA A. MOSS

Name: Lisa A. Moss

Title: Assistant Secretary

EXHIBIT B

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 20th day of June, 2005, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as "VALIC," and MASSACHUSETTS FINANCIAL SERVICES COMPANY, hereinafter referred to as the "SUB-ADVISER."

VALIC and the SUB-ADVISER recognize the following:

(a) VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").

(b) VALIC is engaged as the investment adviser of VALIC Company I ("VC I"), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c) VC I currently consists of twenty-four portfolios ("Funds"):

Asset Allocation Fund

Blue Chip Growth Fund

Capital Conservation Fund

Core Equity Fund

Government Securities Fund

Growth & Income Fund

Health Sciences Fund

Income & Growth Fund

Inflation Protected Fund

International Equities Fund

International Government Bond Fund

International Growth I Fund

Large Cap Growth Fund

Large Capital Growth Fund

Mid Cap Index Fund

Mid Capital Growth Fund

Money Market I Fund

Nasdaq-100® Index Fund

Science & Technology Fund

Small Cap Fund

Small Cap Index Fund

Social Awareness Fund

Stock Index Fund

Value Fund

In accordance with VC I's Articles of Incorporation (the "Articles"), new Funds may be added to VC I upon approval of VC I's Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A ("Covered Fund(s)").

(d) The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e) VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

1. Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and VC I's Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state securities and tax laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), VC I's Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions and any applicable procedures adopted by VC I's Board of Directors and provided to the SUB-ADVISER in writing, shall:

(a) manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund's portfolio, and the formulation and implementation of investment programs.

(b) maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund's account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER's control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes are consistent with the prices on the SUB-ADVISER's portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions, under the circumstances of each trade and on the basis of all relevant factors and considerations. Subject to approval by VC I's Board of Directors of appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER's reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER'S fiduciary obligations to the Covered Fund(s) and its other clients, considering factors such as the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the SUB-ADVISER is subjective and represents the SUB-ADVISER's evaluation that the Covered Fund(s) may benefit by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund's Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called "brokerage accounts") for and in the name of the Covered Fund(s) and to execute for the Covered Fund(s) as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund's Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I's Board of Directors regarding the performance of its services under this Agreement. Subject to the confidentiality provisions herein, the SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)' investment records and ledgers as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I's Board of Directors such periodic and special reports as VALIC and VC I's Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the Board of Directors of VC I has authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC or VC I to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or Court of Law of competent jurisdiction, or, with prior notice to VALIC, to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board of Directors of VC I.

VALIC will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and VALIC shall disclose such non-public information only if SUB-ADVISER has authorized such disclosure, or if such information is or hereafter otherwise is known by VALIC or has been disclosed, directly or indirectly, by SUB-ADVISER to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or Court of Law of competent jurisdiction, or, with prior notice to the SUB-ADVISER, to the extent such disclosure is reasonably required by auditors or attorneys of VALIC in connection with the performance of their services.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable it to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC I (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER's duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC's expenses, except that VALIC shall in all events pay the compensation described in Section 2 of the Agreement.

The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

2. Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund's average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended in writing from time to time, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net asset value shall be determined by taking the mean average of all of the determinations of net asset value, made in the manner provided in VC I's Declaration, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than ten (10) business days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

3. Scope of the SUB-ADVISER's Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC.

4. Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a) The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b) The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c) The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5. Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, or as otherwise noted on Schedule A, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I's directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I's Board of Directors or a majority of that Covered Fund's outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I's Board of Directors or by vote of a majority of that Covered Fund's outstanding voting securities on not more than 60 days' nor less than 30 days' written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days' nor less than 30 days' written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

6. Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund's property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder, provided that VALIC reimburses the SUB-ADVISER for its reasonable expenses in making duplicate copies of such books and records for SUB-ADVISER's files. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

VALIC has herewith furnished the SUB-ADVISER copies of VC I's Prospectus, Statement of Additional Information, Articles and Bylaws, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I's Board of Directors, as currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the Covered Fund in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder.

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Investment Sub-Advisory Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB-ADVISER to VALIC.

Promptly after receipt by either VALIC or SUB-ADVISER (an "Indemnified Party") under this Section 6 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the "Indemnifying Party") under this section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination of this Agreement.

7. Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

8. Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

9. Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:

Attn: Evelyn Curran

2919 Allen Parkway, L12-01

Houston, Texas 77019

Tel: (713) 831-6425

Fax: (713) 831-4124

If to SUB-ADVISER:

Attn: General Counsel

500 Boylston Street

Boston, Massachusetts 02116

Phone: 617-954-5047

Fax: 617-954-7770

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By: /s/ EVELYN A. CURRAN

Name: Evelyn A. Curran

Title: Senior Vice President

ATTEST:

Attest: /s/ MARK MATTHES

Name: Mark Matthes

Title: Associate Counsel

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By: /s/ JEFFREY N. CARP

Name: Jeffrey N. Carp

Title: Senior Vice President

ATTEST:

Attest: /s/ CHERYL L. HARNON

Name: Cheryl L. Harnon

Title: Executive Assistant

SCHEDULE A

Covered Fund(s)

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund Fee

International Growth I Fund	0.525% on the first $250 million 0.50% on the next $250 million 0.475% over $500 million